                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549





                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  February 2, 1996



                           OUTLET BROADCASTING, INC.

             (Exact name of registrant as specified in its charter)


Rhode Island                        33-9443                    05-0194550
(State or other                   (Commission               (I.R.S. Employer
jurisdiction of                   File Number)             Identification No.)
incorporation)


23 Kenney Drive, Cranston, Rhode Island                       02920
(Address of principal executive offices)                    (Zip Code)



(Registrant's telephone number, including area code) (401) 455-9200

ITEM 1.   Changes in Control of Registrant

          (a) On February 2, 1996, CO Acquisition Corporation, a Delaware corporation ("Purchaser"), was merged (the "Merger") with and into Outlet Communications, Inc., a Delaware corporation ("OCI"), pursuant to the requirements of Section 251 and Section 228 of the General Corporation Law of the State of Delaware (the "DGCL"). Purchaser was a direct wholly owned subsidiary of National Broadcasting Company, Inc., a Delaware corporation ("NBC"), which is in turn an indirect wholly owned subsidiary of the General Electric Company, a New York corporation ("GE"). OCI is the parent company of Outlet Broadcasting, Inc., a Rhode Island corporation (the "Company"). At the effective time of the Merger (the "Effective Time"), the separate corporate existence of Purchaser terminated and OCI, as the surviving corporation in the Merger (sometimes referred to herein as "Surviving OCI"), became a wholly owned subsidiary of NBC. NBC holds all the outstanding voting securities of Surviving OCI. Surviving OCI continues to own all the voting securities of the Company.

          The directors of Purchaser immediately prior to the Effective Time are the initial directors of Surviving OCI after the Merger, each to hold office in accordance with the Certificate of Incorporation and Bylaws of OCI, and the officers of Purchaser immediately prior to the Effective Time are the initial officers of Surviving OCI, in each case until their respective successors are duly elected or appointed and qualified.

          On February 2, 1996, OCI, as the sole stockholder of the Company, amended and restated the by-laws of the Company in their entirety, removed all the existing directors of the Company as of the Effective Time and elected the following as directors of the Company, acting without a meeting pursuant to
Section 7-1.1-30.3 of the Business Corporation Act of the State of Rhode
Island:  Robert C. Wright, Edward L. Scanlon, Warren Jenson and Richard Cotton.

           On February 2, 1996, the Board of Directors of the Company, acting without a meeting pursuant to Section 7-1.1-39.1 of the Business Corporation Act of the State of Rhode Island, unanimously removed the existing officers of the Company as of the Effective Time and unanimously elected the following to serve as officers of the Company to serve in the respective offices set forth opposite their respective names:

           Name                               Office
           ----                               ------

           John Rohrbeck                   President

           Robert Finnerty                 Vice President

           Warren Jenson                   Vice President &
                                           Treasurer

           Douglas E. Gealy                Vice President - General
                                           Manager, WCMH

           Adam G. Polacek                 Vice President - General
                                           Manager, WNCN

           Linda Sullivan                  Vice President - General
                                           Manager, WJAR

           Arthur Angstreich               Assistant Treasurer

           Richard Cotton                  Secretary

           Stephen Stander                 Assistant Secretary

           Roberta Brackman                Assistant Secretary

           Joanne Schenk                   Assistant Secretary

           Louis Libin                     Assistant Secretary

        On August 2, 1995, upon the unanimous recommendation of the Board of Directors of OCI, and in accordance with Delaware law, holders of 52.2% of the outstanding shares of Class A common stock, par value $.01 per share, of OCI (the "OCI Common Stock") executed written consents (the "Stockholder Consents") approving and adopting the Agreement and Plan of Merger dated as of August 2, 1995, among NBC, Purchaser, and OCI (the "Merger Agreement") providing for the Merger. Prior to executing such Stockholder Consents, such stockholders had entered into Consent and Voting/Conditional Option Agreements (the "Option Agreements") with NBC in connection with the Merger. The stockholders who executed the Stockholder Consents and who entered into the Option Agreements were: The Hartington Trust, by Kurt T. Borowsky as Trustee; The OCI Trust, by Jeffrey R. Walsh as Trustee; Frank E. Richardson III; Hugh J. Byrnes; John D. Howard; Manfred L. Steyn; and MBL Life Assurance Corporation, by Robert Budwick, Executive Vice President. No additional approval of the Merger Agreement by OCI's stockholders was required.

           Under the Merger Agreement, each outstanding share of OCI Common Stock (other than shares held in the treasury of OCI or by any direct or indirect subsidiary of OCI, which shares shall be cancelled, and other than shares, if any, held by stockholders who properly exercise appraisal rights with respect to such shares in accordance with Section 262 of the DGCL) now represents solely a right to receive $47.25 in cash, without interest thereon (the "Merger Consideration"). As of the Effective Time, NBC deposited, or caused to be deposited, with The Chase Manhattan Bank, N.A. (the "Paying Agent"), for the benefit of holders of shares of OCI Common Stock, for payment in accordance with the Merger Agreement, through the Paying Agent, cash in an amount equal to the Merger Consideration multiplied by the number of shares of OCI Common Stock outstanding immediately prior to the Effective Time.

           The Merger Agreement also provides for cancellation, as of the close of business on the day after the Effective Time, of each OCI employee stock option or "Restricted Share" award (both referred to herein as the "Option" or the "Options") that is outstanding immediately prior to the Effective Time. The Option holders are entitled to receive from Surviving OCI, immediately after the Effective Time, an amount in cash in cancellation of such Option equal to the excess, if any, of the Merger Consideration over the per share exercise price of such Option, multiplied by the number of shares of OCI Common Stock to which the Option remains unexercised.

           The Merger was subject to the approval of the Federal Communications Commission (the "FCC") and the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"). On November 9, 1995, the FCC granted approval of the application for the transfer of control of OCI, pursuant to a final order, dated January 8, 1996, that is not subject to judicial appeal or administrative review. On August 29, 1995, OCI and NBC, respectively, received early termination of the applicable waiting period under the HSR Act.

           Approximately $322.5 million was required to purchase the shares of OCI Common Stock pursuant to the Merger. Purchaser received the necessary funds to purchase the shares of OCI Common Stock from NBC and GE. NBC and GE obtained the required amount from their general corporate funds.

        Pursuant to Section 1010 of the Indenture dated as of July 8, 1993
(the "Indenture") between the Company and Bankers Trust Company, as trustee (the "Trustee"), the Company will mail a change of control notice within 30 calendar days of the Effective Time to each holder of the Company's 10-7/8% Senior Subordinated Notes (the "Notes"), each holder of Senior Indebtedness (as defined in the Indenture) and the Trustee relating to the Company's offer to repurchase the Notes at a repurchase price equal to 101% of the aggregate principal amount of the outstanding Notes plus accrued but unpaid interest thereon.

           On February 2, 1996, NBC and GE, on behalf of the Company, paid $18,135,999.23 to Fleet National Bank ("Fleet") to satisfy fully and completely the obligations and liabilities of OCI, as guarantor, and the Company, as borrower, under the Credit and Guaranty Agreement dated as of June 28, 1993 among OCI, the Company and Fleet (the "OBI Credit Agreement"). The OBI Credit Agreement was terminated on such date. NBC and GE obtained the amount required to pay off the OBI Credit Agreement from their general corporate funds.

           Exhibit (2) to this Current Report on Form 8-K is hereby incorporated by reference in its entirety to this Item 1.

ITEM 7.   Financial Statements and Exhibits

(2) Merger Agreement dated as of August 2, 1995, among National Broadcasting Company, Inc., CO Acquisition Corporation and Outlet Communications, Inc. (incorporated by reference to Exhibit (2) to the Current Report on Form 8-K dated August 2, 1995 of Outlet Broadcasting, Inc.).

                                   SIGNATURES

           Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           OUTLET BROADCASTING, INC.
                                           -------------------------
                                                 (Registrant)


Date:  February 13, 1996                   By  /s/ Stephen Stander
       -----------------                       -------------------------------
                                               Stephen Stander
                                               Assistant Secretary

                                 EXHIBIT INDEX

                                                             Page No.
                                                             --------
(2) Merger Agreement dated as of August 2, 1995, among National Broadcasting Company, Inc., CO
        Acquisition Corporation and Outlet
        Communications, Inc. (incorporated by reference to Exhibit (2) to the Current Report on Form 8-K dated August 2, 1995 of Outlet Broadcasting,
        Inc.)